Exhibit 10.13

CONSENT, WAIVER AND MODIFICATION AGREEMENT

This Consent, Waiver and Modification Agreement (“Agreement”) is made and entered into as of September 21, 2015, by and among Be Active Holdings Inc., a Delaware corporation (the “Company”), and the parties identified on the signature page hereto (each a “Purchaser” and collectively, “Purchasers”).  Capitalized terms used but not defined herein will have the meanings assigned to them in each of the February 2014 Securities Purchase Agreements, December 2014 Securities Purchase Agreements, February 2014 Transaction Documents and December 2014 Transaction Documents (all as defined below).

WHEREAS, the Company and Purchasers identified on Schedule A entered into Securities Purchase Agreements (the “February 2014 Securities Purchase Agreements”) and related Transaction Documents with respect to the Securities identified on Schedule A (“February 2014 Transaction Documents”) as of February 18, 2014; and

WHEREAS, pursuant to the terms of the February 2014 Securities Purchase Agreements, the Company issued to the Purchasers Common Stock, Series C Preferred Stock (“Preferred Stock”) and Warrants (the “Warrants”); and

WHEREAS, the Company and Purchasers identified on Schedule B entered into Securities Purchase Agreements (the “December 2014 Securities Purchase Agreements”) and related Transaction Documents with respect to the Securities identified on Schedule B (“December 2014 Transaction Documents”) as of December 31, 2014; and

WHEREAS, pursuant to the terms of the December 2014 Securities Purchase Agreements, the Company issued to the Purchasers Secured Convertible Notes (“December 2014 Notes”); and

WHEREAS, the Company is contemplating an additional offering of an aggregate $250,000 Purchase Price (“New Offering”) on substantially the same terms and conditions as the December 2014 Notes, as modified herein; and

WHEREAS, in connection with the New Offering, the Company intends to issue allonges to the December 2014 Notes increasing the principal amount of the Notes (“Allonges”) pursuant to the terms of the New Offering with such Allonges having a Maturity Date of September 30, 2016 and a Conversion Price equal to $0.001 per Share (subject to further reduction); and

WHEREAS, in connection with the New Offering, the Company has agreed to issue to the Placement Agent, Palladium Capital Advisors LLC, a fee equal to $25,000 in the form of a Secured Convertible Promissory Note identical to the form of the December 2014 Note and Allonge issued and to be issued to the Purchasers in the New Offering; and

WHEREAS, in connection with the New Offering, each Purchaser possesses a right of participation (“Right of Participation”) and certain rights (“MFN Rights”) pursuant to Sections 4.12 and 4.15 respectively of each of the February 2014 Securities Purchase Agreements and December 2014 Securities Purchase Agreements; and

WHEREAS, pursuant to Section 4.14 of the December 2014 Securities Purchase Agreements, upon a Share Dilutive Issuance, the Purchasers are entitled to a Share Dilution Adjustment; and

WHEREAS, pursuant to Section 4.20 of each of the February 2014 Securities Purchase Agreements and December 2014 Securities Purchase Agreements, the Company is prohibited, without the prior approval of Purchasers, from entering into any Variable Rate Transactions nor issuing any Variable Price Linked Equity Securities and certain other restrictions described in the last sentence of Section 4.20; and

WHEREAS, solely in connection with the New Offering, Purchasers will (i) waive the Right of Participation, (ii) waive their MFN Rights, (iii) release the Company from the restrictions described in the tenth recital above, and (iv) consent to the issuance of the Allonges by the Company in connection with the New Offering; and

WHEREAS, pursuant to Section 5.5 of each of the February 2014 Securities Purchase Agreement and December 2014 Securities Purchase Agreement, a Majority in Interest may consent to a modification of any provision of the respective Securities Purchase Agreements on behalf of the Purchasers.

NOW THEREFORE, in consideration of promises and mutual covenants contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby consent and agree as follows:

1.           Upon the execution of this Agreement by a Majority in Interest, the Purchasers waive (i) the Right of Participation and their MFN Rights; and (ii) release the Company from the restrictions described in the tenth recital above.

2.           Pursuant to Section 4.14 of the December 2014 Securities Purchase Agreement from and after the closing of the New Offering, the Company hereby agrees and acknowledges that, effective immediately, the Conversion Price of the December 2014 Notes issued to the Purchasers pursuant to the December 2014 Securities Purchase Agreements is $0.001, subject to further reduction as described in the December 2014 Transaction Documents.

3.           The Company acknowledges that prior to the closing date of the New Offering, the Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock will have been amended so that upon conversion of each Series C Preferred Share, five (5) shares of Common Stock will be issued.  A copy of the filed amendment will be delivered to all holders of Series C Preferred Shares on or before the closing of the New Offering.

4.           On or before fifty (50) days following the closing of the New Offering, the Company undertakes to effectuate a reverse split in the ratio of a range of one new Share of Common Stock for each  outstanding two Shares of Common Stock up to one new share of Common Stock for each outstanding one thousand Shares of Common Stock, and to reserve on behalf of the Purchasers within one business day after the effectuation of the reverse split the amount of Common Stock necessary for the Company to comply with all reservation obligations owed to Purchasers.  Shares issuable upon conversion of the principal represented by the Allonge and interest thereon are included in the definition of “Required Minimum” as defined in the December 2014 Transaction Documents.  Failure to timely effectuate the reverse split or reserve such shares is an Event of Default under the December 2014 Notes.  The company will not increase the par value of the Common Stock in connection with the reverse split.

5.           Each of the Purchasers hereby represents the truth and accuracy of each Purchaser’s representations and warranties contained in the December 2014 Transaction Documents when made and also as if such representations and warranties were made as of the date hereof, except with respect to Section 3.2(j) of the February 2014 Securities Purchase Agreements and December 2014 Securities Purchase Agreements in connection with which trading might have been done in reliance on Section 4.2(i) of the February 2014 Securities Purchase Agreements and December 2014 Securities Purchase Agreements. The Company hereby represents the truth and accuracy of all of the Company’s representations and warranties contained in the December 2014 Transaction Documents when made and also as if such representations and warranties were made as of the date hereof, except as same have been modified or updated in Schedule C or in the SEC Reports.

6.           Annexed hereto as Schedule C are the following schedules corresponding to the schedules designations in the December 2014 Securities Purchase Agreements.  Schedules which have not changed from those delivered in connection with the December 2014 Securities Purchase Agreements are marked “NO CHANGE”.  Schedules which have been updated are provided as of the date of this Agreement and the closing date of the New Offering unless otherwise indicated thereon.

• Schedule 1.1.  Exempt Issuances

• Schedule 3.1(a).  Subsidiaries

• Schedule 3.1(e) Filings, Consents and Approvals

• Schedule 3.1(g).  Capital Structure

• Schedule 3.1(h) Form 8-K; Financial Statements

• Schedule 3.1(i):  Material Changes; Undisclosed Events, Liabilities or Developments

• Schedule 3.1(j):  Litigation

• Schedule 3.1(n): Title to Assets

• Schedule 3.1(o). Intellectual Property

• Schedule 3.1(s):  Certain Fees:

• Schedule 3.1(v). Registration Right

• Schedule 3.1(aa). Solvency

• Schedule 3.1(ee). Accountants

• Schedule 3.1(jj).  Stock Option Plans

• Schedule 3.1(ll).  Reporting Company/Shell Company

• Schedule 3.1(oo). Related Party Transactions

• Schedule 4.6. Use of Proceeds

7.           The Purchasers’ right to participate in a Subsequent Financing as set forth in Section 4.12 of the December 2014 Securities Purchase Agreements is hereby extended until September 30, 2017.

8.           The Protection Period as employed in each of the February 2014 Securities Purchase Agreement and the December 2014 Securities Purchase Agreements is hereby extended until September 30, 2018.

9.           The restriction described in the last sentence of Section 4.20 in each of the February 2014 Securities Purchase Agreements and December 2014 Securities Purchase Agreements is extended until September 30, 2016.

10.           The principal amount represented by the Allonges will accrue interest at an annual rate of 10% until the reservation described in Section 4 above has been effectuated and the Required Minimum has been reserved and will be payable and subject to the terms and conditions applicable to interest under the December 2014 Notes.

11.           Shares issuable upon the conversion of the principal amount of Allonges and interest therein are included in the definition of “Securities” as defined in the December 2014 Transaction Documents.

12.           The Company hereby permanently waives the redemption and mandatory conversion provisions contained in Section 6 of the December 2014 Notes.

13.           This Agreement and the New Offering Escrow Agreement shall be included in the definition of each of the February 2014 Transaction Documents and December 2014 Transaction Documents.

14.           The undersigned consent to the Company completing the New Offering and to the amendment of the Security Agreement and Guaranty to include the New Offering as a component of the Obligations to be secured by the Collateral pursuant to the Security Agreement entered into in connection with the December 2014 Transaction Documents.  In connection therewith, the Company and Purchasers authorize the Collateral Agent to make such additional filings at the discretion of the Collateral Agent to memorialize such agreement.

15.           Annexed hereto is Amended Schedule A to the Security Agreement and the Guaranty.

16.           If the closing of the New Offering has not occurred by September 30, 2015, this Agreement will be null and void.

17.           Each of the Purchasers executing this Agreement represents to the Company that it has the authority to enter into and deliver this Agreement.

18.           The Company represents to the Purchasers that the books and records of the Company accurately reflect the information described on Schedules A and B.

19.           Except as specifically described herein, there is no other waiver expressed or implied.

20.           In this Agreement words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neutral genders. The word “person” includes an individual, body corporate, partnership, trustee or trust or unincorporated association executor, administrator or legal representative.

21.           This Agreement will be subject to amendment and/or waiver in the same manner and subject to the same requirements as described in the February 2014 Transaction Documents and December 2014 Transaction Documents.

22.           The closing of the New Offering will be subject to the procedures set forth in a New Offering Escrow Agreement to be entered into by the Company, each of the Purchasers and the Escrow Agent identified therein.

23.           The invalidity or unenforceability of any provision hereof will in no way affect the validity or enforceability of any other provision.

24.           All notices, demands, requests, consents, approvals, and other communications required or permitted in connection with this Agreement shall be made and given in the same manner set forth in Section 5.4 of each of the February 2014 Securities Purchase Agreements and December 2014 Securities Purchase Agreements.

25.           This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws and principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York in the federal courts located in the state of New York. Both parties and the individuals executing this Agreement and other agreements on behalf of the parties agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party (which shall be the party which receives an award most closely resembling the remedy or action sought) shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

26.           The division of this Agreement into articles, sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this agreement.

27.           This Agreement may be executed in counterparts, all of which when taken together shall be considered one and the same Agreement and shall become effective when the counterparts have been signed by each party and delivered to the other party, it is being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile or PDF transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were an original thereof.

(Signatures to follow)

IN WITNESS WHEREOF, the Company, Guarantor, Collateral Agent and the undersigned Purchasers have caused this Agreement to be executed as of the date first written above.

BE ACTIVE HOLDINGS INC. the “Company” By /s/ Sam Pugliese BE ACTIVE BRANDS INC. the “Guarantor” By: /s/ Sam Pugliese COLLATERAL AGENT /s/ John S. Lemak JOHN S. LEMAK

[Purchasers’ Signature Pages to Follow]

PURCHASERS’ SIGNATURE PAGE TO CONSENT WAIVER & MODIFICATION AGREEMENT

“PURCHASER”

HS CONTRARIAN INVESTMENTS LLC

By: /s/ John Stetson
Name:  John Stetson
Title: Managing Member

MICHAEL BRAUSER

________________________________________

ALPHA CAPITAL ANSTALT

By: /s/ Konrad Ackermann
Name:  Konrad Ackermann
Title:  Director

THE JOHN ST. THOMAS AND BARBARA ST.
THOMAS REV. 2005 TRUST DTD 9/9/2005 JOHN
ST. THOMAS & BARBARA ST. THOMAS TTEES

By: /s/ John Stetson
Name:  John Stetson
Title:  Trustee

STRATCON PARTNERS

By: ____________________________________
Name:
TItle:

SANDOR CAPITAL MASTER FUND

By:  /s/ John S. Lemak
Name:  John S. Lemak
Title:  Manager

GRQ CONSULTATS INC. 401K

By: /s/ Barry Honig
Name: Barry Honig
Title: Trustee

BIRCHTREE CAPITAL LLC

By: ___________________________________
Name:
Title

MOMONA CAPITAL

By: ___________________________________
Name:
Title

BRIO CAPITAL MASTER FUND LTD.

By: /s/ Shaye Hirsch
Name:  Shaye Hirsch
Title:  Director

BST COLD LLC

By: ____________________________________
Name:
Title:

POINT CAPITAL INC.

By: ____________________________________
Name:
Title:

PURCHASERS’ SIGNATURE PAGE TO CONSENT WAIVER & MODIFICATION AGREEMENT

“PURCHASER”

JILL STRAUSS

________________________________________

DENVILLE AND DOVER FUND LLC

By: ____________________________________
Name:
Title:

JSL KIDS PARTNERS

By: /s/ John S. Lemak
Name:  John S. Lemak
Title:  Manager
CRAIG GOODSTADT ________________________________________ MELECHDAVID INC. RETIREMENT PLAN By: ___________________________________ Name: Title BARRY HONIG /s/ Barry Honig

SCHEDULE A CONSENT WAIVER AND MODIFICATION AGREEMENT

FEBRUARY 2014 PURCHASERS

PURCHASERS	SUBSCRIPTION AMOUNT
HS CONTRARIAN INVESTMENTS LLC 347 N. New River Drive East, #804 Fort Lauderdale, FL 33301	$150,000.00
GRQ CONSULTANTS INC. 401K 555 S. Federal Highway, #450 Boca Raton, FL 33432 Fax: 561-235-5379	$150,000.00
MICHAEL BRAUSER 4400 Biscayne Blvd., #850 Miami, FL 33137 Fax: 305-576-9298	$150,000.00
BIRCHTREE CAPITAL LLC 4400 Biscayne Blvd., #850 Miami, FL 33137 Fax: 305-576-9298	$100,000.00
ALPHA CAPITAL ANSTALT Pradafant 7 9490 Furstentums Vaduz, Lichtenstein Fax: 212-586-8244	$500,000.00
MOMONA CAPITAL 510 Madison Avenue New York, NY 10022 Fax: 212-586-8244	$50,000.00
THE JOHN ST. THOMAS AND BARBARA ST. THOMAS REV. 2005 TRUST DTD 9/9/2005 JOHN ST. THOMAS & BARBARA ST. THOMAS TTEES 10315 Cresta Drive Los Angeles, CA 90064 Tel.: 310-858-4825	$20,000.00
BRIO CAPITAL MASTER FUND LTD. 100 Merrick Road, Suite 401W Rockville Center, NY 11570 Tel.: 516-536-0500	$200,000.00
STRATCON PARTNERS 155 West 68th Street, #27E New York, NY 10023 Tel.: 658-7878	$25,000.00
BST COLD LLC 1601 Sunset Plaza Drive Los Angeles, CA 90069 Fax: 310-855-9475	$50,000.00
SANDOR CAPITAL MASTER FUND 2828 Routh Street, Suite 500 Dallas, TX 75201 Tel.: 214-849-9876	$99,999.99
POINT CAPITAL INC. 285 Grand Avenue Building 5, 2nd Floor Englewood, NJ 07631 Tel.: 201-408-5126	$100,000.00
JILL STRAUSS 224 Quadro Vecchio Drive Pacific Palisades, CA 90272 Fax: 310-855-9475	$25,000.00
CRAIG GOODSTADT 112 Chopin Drive Wayne, NJ 07470 Tel.: 201-390-0994	$15,000.00
DENVILLE AND DOVER FUND LLC 4 South Orange Avenue, Unit 170 South Orange, NJ 07079	$115,000.00
MELECHDAVID, INC. RETIREMENT PLAN 100 S. Pointe Drive, #1405 Miami Beach, FL 33130 Fax: 860-476-1582	$50,000.00
TOTAL	$1,799,999.99

*  All share numbers disclosed herein are reflected as “pre-split” numbers.

SCHEDULE B CONSENT WAIVER AND MODIFICATION AGREEMENT

DECEMBER 2014 PURCHASERS

PURCHASERS	SUBSCRIPTION AMOUNT
ALPHA CAPITAL ANSTALT Lettstrasse 32 P.O. Box 1212 9490 Vaduz, Lichtenstein Fax: 212-586-8244 Taxpayer ID# None	$75,000.00
BRIO CAPITAL MASTER FUND LTD. 100 Merrick Road, Suite 401W Rockville Center, NY 11570 Tel.: 516-536-0500 Taxpayer ID# 98-1072321	$50,000.00
SANDOR CAPITAL MASTER FUND 2828 Routh Street, Suite 500 Dallas, TX 75201 Tel.: 214-849-9876 Taxpayer ID#: 27-0013809	$165,000.00
JSL KIDS PARTNERS 2828 Routh Street, Suite 500 Dallas, TX 75201 Tel.: 214-849-9876 Taxpayer ID#: 38-3784405	$35,000.00
BARRY HONIG 555 S. Federal Highway, Suite 450 Boca Raton, FL 33432 Taxpayer ID#: ###-##-####	$100,000.00
TOTAL	$425,000.00

*  All share numbers disclosed herein are reflected as “pre-split” numbers.